Exhibit 10.1

SECOND AMENDMENT TO CREDIT AGREEMENT

THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is made as of September 30, 2013, as an amendment to that certain Credit Agreement dated as of October 26, 2011 among AGREE LIMITED PARTNERSHIP, a Delaware limited partnership, with an address of 31850 Northwestern Highway, Farmington Hills, Michigan 48334 ("Borrower"), each of the Loan Parties from time to time party thereto, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and BANK OF AMERICA, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer, as amended by a First Amendment to Credit Agreement dated as of December 13, 2012 (as amended, the “Credit Agreement”).

R E C I T A L S

Borrower and Guarantors have advised the Lenders that Borrower and Guarantors are entering into a term loan arrangement with PNC Bank, National Association, as administrative agent on behalf of a syndicate of lenders and in connection therewith have requested that the Lenders agree to permit Borrowing Base Properties under the Credit Agreement to also be treated as borrowing base properties under such term loan. Borrower and the Lenders have determined that it is in their respective best interests to so amend the Credit Agreement subject to, the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the agreements of the parties set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Definitions. Administrative Agent, Lenders and Borrower hereby confirm, acknowledge and agree that all references to the “Credit Agreement” shall mean the Credit Agreement, as amended and modified by this Amendment.

2. Incorporation. The preambles to this Amendment, together with the Credit Agreement and the other Loan Documents, are fully incorporated herein by this reference with the same force and effect as though restated herein.

3. Defined Terms.

To the extent not otherwise defined herein to the contrary, all terms and phrases used in this Amendment shall have the respective meanings ascribed to them in the Credit Agreement.

(a) The term "Credit Agreement", as used in the Credit Agreement and the other Loan Documents, shall mean the Credit Agreement, as amended by this Amendment.

(b) The term "Loan Documents", as used in the Credit Agreement and the other Loan Documents, shall mean the Loan Documents, as amended by this Amendment.

(c) The following new defined terms are hereby added to Section 1.01 in the appropriate alphabetical order:

“Borrowing Base Permitted Liens” means Liens permitted under Section 8.01 hereof, other than Liens of the type described in clause (g) of said Section 8.01.

“Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. Sec. 1 et seq.), as amended from time to time, and any successor statute.

“Comparable Credit Facility” means any agreement that evidences Unsecured Indebtedness which contains restrictions on Contractual Obligations of the types set forth in Section 8.08 that are not more restrictive than the restrictions contained in such Section.

“Excluded Subsidiary” means any Subsidiary (a) holding title to assets that are or are to become collateral for any Secured Indebtedness of such Subsidiary and (b) that is prohibited from (i) making Restricted Payments to the Borrower or any Guarantor or otherwise transferring property to the Borrower or any Guarantor or (ii) Guaranteeing the Indebtedness of the Borrower, in each case, pursuant to (x) any document, instrument, or agreement evidencing or that will evidence such Secured Indebtedness or (y) any provision of such Subsidiary’s organizational documents which provision was included in such Subsidiary’s organizational documents as a condition to the extension of such Secured Indebtedness.

“Excluded Swap Obligation” means, with respect to any Guarantor, any Swap Obligation if, and to the extent that, all or a portion of the Guarantee of such Guarantor of, or the grant by such Guarantor of a security interest to secure, such Swap Obligation (or any Guarantee thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Guarantor’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act and the regulations thereunder at the time the Guarantee of such Guarantor or the grant of such security interest becomes effective with respect to such Swap Obligation. If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such Guarantee or security interest is or becomes illegal.

“Swap Obligation” means, with respect to any Guarantor, any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of section 1a(47) of the Commodity Exchange Act.

(d) The definition of Eligible Property is hereby amended by the deletion of clause (d) and its replacement with the following:

(d) Unless otherwise approved by the Required Lenders, the Property may not be subject to any ground leases, Liens (other than Borrowing Base Permitted Liens), negative pledges and/or encumbrances or any restrictions on the ability of the applicable Loan Party to transfer or encumber such Property or income therefrom or proceeds thereof (other than the negative pledge and restrictions hereunder and the negative pledge and restrictions set forth in the loan documents with respect to any other Comparable Credit Facility).

(e) The definition of Eligible Property is hereby amended by the deletion of clause (e) and its replacement with the following:

(e) The Property may not be subject to title, survey, environmental or other defects, subject to customary exceptions that do not materially detract from the value of the Property or materially interfere with the ordinary conduct of the business of the applicable Person. The inclusion of any Property as a Borrowing Base Property shall be deemed a representation by the Borrower that the Property satisfies the requirements of this Subsection (e).

(f) The definition of Guarantee is hereby amended by adding the following at the end thereof:

“The term Guarantee shall not include limited guaranties of customary carve-outs for fraud, misapplication of funds, environmental indemnities, voluntary bankruptcy, collusive involuntary bankruptcy and other similar exceptions to non-recourse liability.

(g) The definition of Indebtedness is hereby amended by the deletion of clause (h) and its replacement with the following:

(h) All Guarantees in respective of any of the foregoing (except for Guarantees of customary exceptions for fraud, misapplication of funds, environmental indemnities, voluntary bankruptcy, collusive involuntary bankruptcy and other similar exceptions to non-recourse liability).

(h) The definition of Obligations shall be modified to add the following at the end thereof:

; provided, that with respect to any Guarantor and its obligations under the Guaranty, “Obligations” shall not include any Excluded Swap Obligations.

(i) Section 6.13 of the Credit Agreement shall be modified to include the parenthetical”… (other than those permitted under Section 8.01 hereof)” at the end of the first sentence following the words “… free and clear of all Liens” on line 5 of such Section.

(j) Section 8.08 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

8.08 Burdensome Agreements. Enter into any Contractual Obligation (other than this Agreement, any other Loan Document or any Comparable Credit Facility) that (a) limits the ability (i) of any Subsidiary (other than an Excluded Subsidiary) to make Restricted Payments to the Borrower or any Guarantor or to otherwise transfer property to the Borrower or any Guarantor, (ii) of any Subsidiary (other than an Excluded Subsidiary) to Guarantee the Indebtedness of the Borrower or (iii) of the Borrower or any Subsidiary to create, incur, assume or suffer to exist Liens on any Borrowing Base Properties (other than those permitted under Section 8.01).

(k) Section 8.13(b) of the Credit Agreement shall be modified to add the following at the end thereof:

“… except as otherwise permitted under Section 8.01 hereof.”

(l) Section 9.03 of the Credit Agreement shall be modified to add the following at the end thereof:

Notwithstanding anything to the contrary above, no payments received by the Administrative Agent from any Guarantor shall be applied to any Obligations under any Swap Contract to the extent the Guarantee of such Obligations by such Guarantor constitutes an Excluded Swap Obligation.

4. Conditions. As a condition precedent to the effectiveness of this Amendment and to Administrative Agent's obligations hereunder, each of the following conditions precedent shall have been satisfied (as determined by Administrative Agent in its sole and absolute discretion) as of the date of this Amendment:

(a)	All parties shall have executed and delivered this Amendment.

(b) Administrative Agent shall have received consents or resolutions, with a certificate of incumbency, from each of Borrower and Guarantors authorizing the execution and delivery of this Amendment, and any other documents or instruments required or requested by Administrative Agent.

(c) Administrative Agent shall have received such other documents or instruments as are required under this Amendment or as may otherwise be reasonably requested by Administrative Agent.

(d) Administrative Agent shall have been reimbursed by Borrower in the full amount of Administrative Agent's and each Lender's costs and expenses incurred in connection with this Amendment and the transactions, documents and instruments contemplated hereby, including, without limitation, reasonable attorneys' fees and expenses.

(e) The representations and warranties set forth in this Amendment and all of the Loan Documents shall continue to remain true and correct in all material respects.

(f) As of the date hereof, there shall not have been an Event of Default on the part of Borrower or Guarantors under any of the Loan Documents.

The parties agree that this Amendment will not be binding upon or enforceable against Administrative Agent or Lenders until such time as each of the conditions precedent set forth above have been satisfied in Administrative Agent's sole and absolute determination, and then only after Borrower and Guarantors have has fully complied with all of the other terms and conditions set forth in this Amendment.

5. Representations and Warranties. Borrower and Guarantors each hereby represents, warrants and covenants with Administrative Agent and Lenders that:

(a) The Loan Documents are in full force and effect and have not been modified, amended or changed, except as expressly provided in this Amendment.

(b) As of the date hereof, there are no charges, liens, claims, defenses or setoffs in favor of Borrower or Guarantors under any of the Loan Documents, including, without limitation, any charges, liens, claims, defenses or setoffs under or against the validity or enforceability of any of the Loan Documents in accordance with their respective terms.

(c) All of the representations, warranties and covenants of Borrower and Guarantors set forth in the Loan Documents, as any of such Loan Documents may have been modified by this Amendment, are complete and correct in all material respects as of the date hereof.

(d) As of the date hereof, there has been no Event of Default and there are no state of facts that, with the giving of notice or the passage of time, or both, could become an Event of Default on the part of Borrower or Guarantors under any of the Loan Documents.

6. No Novation. This Amendment does not constitute the creation of a new debt or the extinguishment of the debt evidenced by the Note. Nothing contained in this Amendment is intended to effectuate, nor shall this Amendment be construed to effectuate, a novation or an accord and satisfaction of any of the indebtedness outstanding under the Note of the other Loan Documents.

7. Affirmation of Guaranties. Guarantors do hereby consent to the execution and delivery by Borrower of this Amendment. Borrower and Guarantors hereby agree that all of the guarantees, terms, covenants, conditions, representations and warranties as set forth in the Guaranties are in full force and effect, and Guarantors hereby affirm and confirm their obligations, guarantees and liabilities under the Guaranties. Further, Guarantors represent and warrant that they have no claims or defenses to the enforcement of the rights and remedies under the Guaranties, except as may be expressly provided in the Guaranties.

8. Further Assurances. Borrower and Guarantors hereby agree to execute and deliver promptly to Administrative Agent, at Administrative Agent's request, such other documents as Administrative Agent deems necessary or appropriate to evidence the modification of the Credit Agreement contemplated herein.

9. Expenses. All expenses incurred by Administrative Agent, Lenders, Borrower and Guarantors incident to the transactions contemplated herein, including, without limitation, reasonable legal and other expenses, shall be borne and paid by Borrower.

10. Full Force and Effect. Except as expressly modified and amended hereby, the Credit Agreement and the other Loan Documents shall continue in full force and effect and, as thus modified and amended, are hereby ratified, confirmed and approved. In the event of any conflict between the terms in this Amendment and in the Credit Agreement or the other Loan Documents, the terms of this Amendment shall control.

11. Binding Effect. This Amendment applies to, inures to the benefit of and is binding upon the parties hereto, and upon their respective successors and assigns.

12. Counterparts, Integration; Effectiveness. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single document. This Amendment shall become effective when it shall have been executed by Administrative Agent and when Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Amendment.

13. Governing Law; Jurisdiction; Etc.

(a) GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK OTHER THAN THE CHOICE OF LAWS PROVISIONS THEREOF (OTHER THAN SECTION 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

(b) SUBMISSION TO JURISDICTION. BORROWER AND EACH OTHER LOAN PARTY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AMENDMENT OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT ADMINISTRATIVE AGENT OR ANY LENDER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT AGAINST BORROWER OR ANY OTHER LOAN PARTY OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

(c) WAIVER OF VENUE. BORROWER AND EACH OTHER LOAN PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN PARAGRAPH (B) OF THIS SECTION. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

(d) SERVICE OF PROCESS. EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 11.02 IN THE CREDIT AGREEMENT. NOTHING IN THIS AMENDMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

14. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

15. Waiver of Claims. Borrower and Guarantors each acknowledges, confirms and agrees that it has no offsets, defenses, claims or counterclaims against Administrative Agent or any Lender with respect to any of its liabilities and obligations to Administrative Agent and Lenders under the Credit Agreement, the Revolving Credit Loan or this Amendment, and to the extent that any such party has any such claims under the Credit Agreement, the Revolving Credit Loan or this Amendment, Borrower and Guarantors each affirmatively WAIVES and RENOUNCES such claims as of the date hereof.

16. Final Agreement. THIS AMENDMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

BORROWER:

AGREE LIMITED PARTNERSHIP, a Delaware limited partnership

By:	Agree Realty Corporation, a Maryland corporation, its Sole General Partner

By: /s/ Joel N. Agree
Joel N. Agree, President

[SIGNATURES CONTINUE ON FOLLOWING PAGES]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

GUARANTOR:

PARENT GUARANTOR:

AGREE REALTY CORPORATION, a Maryland corporation

By: /s/ Joel N. Agree
Joel N. Agree, President

[SIGNATURES CONTINUE ON FOLLOWING PAGES]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

SUBSIDIARY GUARANTOR:

AGREE PLAINFIELD, LLC,
a Michigan limited liability company

By:	Agree Limited Partnership, a Delaware limited partnership
Its:	Sole Member

	By:	Agree Realty Corporation, a Maryland corporation
	Its:	Sole General Partner

By: /s/ Joel N. Agree
Joel N. Agree
Its: President

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

SUBSIDIARY GUARANTOR:

AGREE LEBANON VA LLC,
a Virginia limited liability company

By:	Agree Limited Partnership, a Delaware limited partnership
Its:	Sole Member

	By:	Agree Realty Corporation, a Maryland corporation
	Its:	Sole General Partner

By: /s/ Joel N. Agree
Joel N. Agree
Its: President

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

SUBSIDIARY GUARANTOR:

AGREE MINNEAPOLIS CLINTON AVE, LLC,
a Minnesota limited liability company

By:	Agree Limited Partnership, a Delaware limited partnership
Its:	Sole Member

	By:	Agree Realty Corporation, a Maryland corporation
	Its:	Sole General Partner

By: /s/ Joel N. Agree
Joel N. Agree
Its: President

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

SUBSIDIARY GUARANTOR:

AGREE NORTH LAS VEGAS, LLC,
a Nevada limited liability company

By:	Agree Limited Partnership, a Delaware limited partnership
Its:	Sole Member

	By:	Agree Realty Corporation, a Maryland corporation
	Its:	Sole General Partner

By: /s/ Joel N. Agree
Joel N. Agree
Its: President

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

SUBSIDIARY GUARANTOR:

AGREE SPRINGFIELD IL LLC,
an Illinois limited liability company

By:	Agree Limited Partnership, a Delaware limited partnership
Its:	Sole Member

	By:	Agree Realty Corporation, a Maryland corporation
	Its:	Sole General Partner

By: /s/ Joel N. Agree
Joel N. Agree
Its: President

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

SUBSIDIARY GUARANTOR:

AGREE FUQUAY VARINA LLC,
a North Carolina limited liability company

By:	Agree Limited Partnership, a Delaware limited partnership
Its:	Sole Member

	By:	Agree Realty Corporation, a Maryland corporation
	Its:	Sole General Partner

By: /s/ Joel N. Agree
Joel N. Agree
Its: President

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

SUBSIDIARY GUARANTOR:

AGREE MEMPHIS GETWELL, LLC,
a Tennessee limited liability company

By:	Agree Limited Partnership, a Delaware limited partnership
Its:	Sole Member

	By:	Agree Realty Corporation, a Maryland corporation
	Its:	Sole General Partner

By: /s/ Joel N. Agree
Joel N. Agree
Its: President

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

SUBSIDIARY GUARANTOR:

AGREE SPARTANBURG SC LLC,
a South Carolina limited liability company

By:	Agree Limited Partnership, a Delaware limited partnership
Its:	Sole Member

	By:	Agree Realty Corporation, a Maryland corporation
	Its:	Sole General Partner

By: /s/ Joel N. Agree
Joel N. Agree
Its: President

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

SUBSIDIARY GUARANTOR:

AGREE CHARLOTTE POPLAR, LLC,
a North Carolina limited liability company

By:	Agree Limited Partnership, a Delaware limited partnership
Its:	Sole Member

	By:	Agree Realty Corporation, a Maryland corporation
	Its:	Sole General Partner

By: /s/ Joel N. Agree
Joel N. Agree
Its: President

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

SUBSIDIARY GUARANTOR:

AGREE JACKSONVILLE NC, LLC,
a North Carolina limited liability company

By:	Agree Limited Partnership, a Delaware limited partnership
Its:	Sole Member

	By:	Agree Realty Corporation, a Maryland corporation
	Its:	Sole General Partner

By: /s/ Joel N. Agree
Joel N. Agree
Its: President

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

SUBSIDIARY GUARANTOR:

AGREE LOWELL, LLC,
a Delaware limited liability company

By:	Agree Limited Partnership, a Delaware limited partnership
Its:	Sole Member

	By:	Agree Realty Corporation, a Maryland corporation
	Its:	Sole General Partner

By: /s/ Joel N. Agree
Joel N. Agree
Its: President

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

SUBSIDIARY GUARANTOR:

MT. PLEASANT SHOPPING CENTER, L.L.C.,
a Michigan limited liability company

By:	Agree Limited Partnership, a Delaware limited partnership
Its:	Sole Member

	By:	Agree Realty Corporation, a Maryland corporation
	Its:	Sole General Partner

By: /s/ Joel N. Agree
Joel N. Agree
Its: President

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

SUBSIDIARY GUARANTOR:

AGREE ST. AUGUSTINE SHORES, LLC,
a Delaware limited liability company

By:	Agree Limited Partnership, a Delaware limited partnership
Its:	Sole Member

	By:	Agree Realty Corporation, a Maryland corporation
	Its:	Sole General Partner

By: /s/ Joel N. Agree
Joel N. Agree
Its: President

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

SUBSIDIARY GUARANTOR:

AGREE PORT ST. JOHN LLC,
a Delaware limited liability company

By:	Agree Limited Partnership, a Delaware limited partnership
Its:	Sole Member

	By:	Agree Realty Corporation, a Maryland corporation
	Its:	Sole General Partner

By: /s/ Joel N. Agree
Joel N. Agree
Its: President

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

SUBSIDIARY GUARANTOR:

AGREE SOUTHFIELD LLC,
a Michigan limited liability company

By:	Agree Limited Partnership, a Delaware limited partnership
Its:	Sole Member

	By:	Agree Realty Corporation, a Maryland corporation
	Its:	Sole General Partner

By: /s/ Joel N. Agree
Joel N. Agree
Its: President

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

SUBSIDIARY GUARANTOR:

AGREE VENICE, LLC,
a Florida limited liability company

By:	Agree Limited Partnership, a Delaware limited partnership
Its:	Sole Member

	By:	Agree Realty Corporation, a Maryland corporation
	Its:	Sole General Partner

By: /s/ Joel N. Agree
Joel N. Agree
Its: President

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

SUBSIDIARY GUARANTOR:

AGREE ATCHISON, LLC,
a Kansas limited liability company

By:	Agree Limited Partnership, a Delaware limited partnership
Its:	Sole Member

	By:	Agree Realty Corporation, a Maryland corporation
	Its:	Sole General Partner

By: /s/ Joel N. Agree
Joel N. Agree
Its: President

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

SUBSIDIARY GUARANTOR:

AGREE LAKE IN THE HILLS, LLC,
an Illinois limited liability company

By:	Agree Limited Partnership, a Delaware limited partnership
Its:	Sole Member

	By:	Agree Realty Corporation, a Maryland corporation
	Its:	Sole General Partner

By: /s/ Joel N. Agree
Joel N. Agree
Its: President

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

SUBSIDIARY GUARANTOR:

AGREE HARLINGEN LLC,
a Texas limited liability company

By:	Agree Limited Partnership, a Delaware limited partnership
Its:	Sole Member

	By:	Agree Realty Corporation, a Maryland corporation
	Its:	Sole General Partner

By: /s/ Joel N. Agree
Joel N. Agree
Its: President

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

SUBSIDIARY GUARANTOR:

AGREE WICHITA FALLS TX LLC,
a Texas limited liability company

By:	Agree Limited Partnership, a Delaware limited partnership
Its:	Sole Member

	By:	Agree Realty Corporation, a Maryland corporation
	Its:	Sole General Partner

By: /s/ Joel N. Agree
Joel N. Agree
Its: President

SUBSIDIARY GUARANTOR:

AGREE PENSACOLA LLC,
a Florida limited liability company

By:	Agree Limited Partnership, a Delaware limited partnership
Its:	Sole Member

	By:	Agree Realty Corporation, a Maryland corporation
	Its:	Sole General Partner

By: /s/ Joel N. Agree
Joel N. Agree
Its: President

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

SUBSIDIARY GUARANTOR:

AGREE PENSACOLA NINE MILE LLC,
a Florida limited liability company

By:	Agree Limited Partnership, a Delaware limited partnership
Its:	Sole Member

	By:	Agree Realty Corporation, a Maryland corporation
	Its:	Sole General Partner

By: /s/ Joel N. Agree
Joel N. Agree
Its: President

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

SUBSIDIARY GUARANTOR:

AGREE CHICAGO KEDZIE, LLC,
an Illinois limited liability company

By:	Agree Limited Partnership, a Delaware limited partnership
Its:	Sole Member

	By:	Agree Realty Corporation, a Maryland corporation
	Its:	Sole General Partner

By: /s/ Joel N. Agree
Joel N. Agree
Its: President

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

SUBSIDIARY GUARANTOR:

AGREE 17-92, LLC,
a Florida limited liability company

By:	Agree Limited Partnership, a Delaware limited partnership
Its:	Sole Member

	By:	Agree Realty Corporation, a Maryland corporation
	Its:	Sole General Partner

By: /s/ Joel N. Agree
Joel N. Agree
Its: President

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

SUBSIDIARY GUARANTOR:

AGREE MANCHESTER, LLC,
a Connecticut limited liability company

By:	Agree Limited Partnership, a Delaware limited partnership
Its:	Sole Member

	By:	Agree Realty Corporation, a Maryland corporation
	Its:	Sole General Partner

By: /s/ Joel N. Agree
Joel N. Agree
Its: President

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

SUBSIDIARY GUARANTOR:

AGREE MORROW GA, LLC,
a Georgia limited liability company

By:	Agree Limited Partnership, a Delaware limited partnership
Its:	Sole Member

	By:	Agree Realty Corporation, a Maryland corporation
	Its:	Sole General Partner

By: /s/ Joel N. Agree
Joel N. Agree
Its: President

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

SUBSIDIARY GUARANTOR:

AGREE BATON ROUGE LA LLC,
a Louisiana limited liability company

By:	Agree Limited Partnership, a Delaware limited partnership
Its:	Sole Member

	By:	Agree Realty Corporation, a Maryland corporation
	Its:	Sole General Partner

By: /s/ Joel N. Agree
Joel N. Agree
Its: President

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

SUBSIDIARY GUARANTOR:

AGREE FORT MILL SC, LLC,
a South Carolina limited liability company

By:	Agree Limited Partnership, a Delaware limited partnership
Its:	Sole Member

	By:	Agree Realty Corporation, a Maryland corporation
	Its:	Sole General Partner

By: /s/ Joel N. Agree
Joel N. Agree
Its: President

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

SUBSIDIARY GUARANTOR:

AGREE ST. JOSEPH MO, LLC,
a Missouri limited liability company

By:	Agree Limited Partnership, a Delaware limited partnership
Its:	Sole Member

	By:	Agree Realty Corporation, a Maryland corporation
	Its:	Sole General Partner

By: /s/ Joel N. Agree
Joel N. Agree
Its: President

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

SUBSIDIARY GUARANTOR:

AGREE RAPID CITY SD, LLC,
a South Dakota limited liability company

By:	Agree Limited Partnership, a Delaware limited partnership
Its:	Sole Member

	By:	Agree Realty Corporation, a Maryland corporation
	Its:	Sole General Partner

By: /s/ Joel N. Agree
Joel N. Agree
Its: President

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

SUBSIDIARY GUARANTOR:

AGREE MADISONVILLE TX LLC,
a Texas limited liability company

By:	Agree Limited Partnership, a Delaware limited partnership
Its:	Sole Member

	By:	Agree Realty Corporation, a Maryland corporation
	Its:	Sole General Partner

By: /s/ Joel N. Agree
Joel N. Agree
Its: President

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

SUBSIDIARY GUARANTOR:

AGREE FOREST MS LLC,
a Mississippi limited liability company

By:	Agree Limited Partnership, a Delaware limited partnership
Its:	Sole Member

	By:	Agree Realty Corporation, a Maryland corporation
	Its:	Sole General Partner

By: /s/ Joel N. Agree
Joel N. Agree
Its: President

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

bank of america, n.a., Administrative Agent

By:	/s/ Shannon R. Westberg
Name: Title:	Shannon R. Westberg SVP

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

bank of america, n.a., as a Lender, L/C Issuer and Swing Line Lender

By:	/s/ Shannon R. Westberg
Name: Title:	Shannon R. Westberg SVP

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ David C. Drouillard
Name: Title:	David C. Drouillard Vice President

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

BANK OF MONTREAL, CHICAGO BRANCH, as a Lender

By:	/s/ Lloyd Baron
Name: Title:	Lloyd Baron Vice President

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Anthony J. Mathena
Name: Title:	Anthony J. Mathena Vice President